Supplement to the Strategic Advisers®
Value Fund
July 30, 2015
Prospectus

The following information replaces the first sentence found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 7.

John A. Stone (lead portfolio manager) has managed the fund since 2008. Gopalakrishnan Anantanatarajan (co-manager) has managed the fund since 2015.

The following information replaces the biographical information for Kristina Stookey found in the "Fund Management" section on page 19.

Gopalakrishnan Anantanatarajan is co-manager of the fund, which he has managed since 2015. Since joining Fidelity Investments in 2006, Mr. Anantanatarajan has worked as a senior research analyst, research analyst, research associate, and a senior research associate.

SUF-15-01  September 8, 2015
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